UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                   FORM N-CSR

                                    ---------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21088

                       MERCANTILE ABSOLUTE RETURN FUND LLC
               (Exact name of registrant as specified in charter)

                                    ---------


                                Two Hopkins Plaza
                               Baltimore, MD 21201
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                                 Oaks, PA 18074
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-410-237-5223

                     DATE OF FISCAL YEAR END: MARCH 31, 2006

                    DATE OF REPORTING PERIOD: MARCH 31, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.

MERCANTILE ABSOLUTE RETURN
FUND LLC
ANNUAL REPORT
MARCH 31, 2006

MERCANTILE ABSOLUTE RETURN FUND LLC
CONTENTS
MARCH 31, 2006
--------------------------------------------------------------------------------

                                                                         PAGE(S)


Fund Commentary (unaudited)...................................................3

Report of Independent Registered Public Accounting Firm.......................4

FINANCIAL STATEMENTS

Schedule of Investments.......................................................5

Statement of Assets and Liabilities...........................................7

Statement of Operations.......................................................8

Statements of Changes in Members' Capital.....................................9

Statement of Cash Flows......................................................10

Financial Highlights.........................................................11

Notes to Financial Statements................................................12

Liquidity of Investment Funds (unaudited) ...................................18

Directors and Officers of the Fund (unaudited)...............................19

Report of Special Meeting of Members (unaudited).............................22

Board Approval of Investment Management Agreement (unaudited)................23

Other Information (unaudited)................................................26

MERCANTILE ABSOLUTE RETURN FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------

Dear Members:

The Mercantile Absolute Return Fund gained approximately 7.14% (net of all fees) during the fiscal year and posted positive performance in 9 out of 12 months. The year began with volatile markets, as the credit, convertible bond and equity markets produced negative returns. However, starting in mid-May, hedge fund strategies generally rebounded and the Fund enjoyed positive performance throughout the rest of the year outside of a small loss during October.

Convertible Arbitrage managers declined during the year and underperformed our expectations. One manager in particular experienced a material drawdown due to net long positions in convertible bonds. This manager was redeemed from the Fund on December 31, 2005 and the Fund currently has no allocation to single strategy convertible arbitrage managers. The convertible bond market sell off began in the Spring of 2005, as asset allocators began to materially redeem from the strategy. While the strategy performed well in the late 1990's and early 2000's, tight credit spreads, muted new issuance and low volatility caused some investors to flee the strategy during 2004 and into 2005. As convertible arbitrage managers experienced redemptions, they sold off large blocks of convertible bonds. The market recovered later in the year as investors stepped in to buy convertible bonds at lower prices.

Credit-Based managers recovered after a difficult start to the year on the heels of downgrades of U.S. automakers GM and Ford. Managers subsequently benefited from tighter credit spreads generally, as investors worldwide embraced risk, creating a technical bid to the market. Many of our managers, however, remained defensive and traded the credit markets from both the long and the short side. Additionally, some managers generated profits by investing in floating rate bank debt and other senior securities. One manager performed below expectations during the year due to dislocations in the credit derivatives market during April, May and June of 2005.

Event-Driven managers were positive during the year as robust equity markets helped foster a strong environment for the strategy. Managers benefited from merger arbitrage, activist investing, equity restructurings, post-reorganization equities and idiosyncratic trading situations. Traditional distressed investments were scarce, as the default rate remained low at around 2%.

Fixed Income Arbitrage managers gained during the year. As fixed income volatility was low and yield curves were generally flat (or inverted), many managers found it difficult to profit engaging in relative value trading. For example, a relative value manager whose strategy involved asset-backed and mortgage-backed securities was terminated during the year due to our belief that the manager could not generate attractive returns moving forward. Directional trading in currencies and emerging markets were responsible for some of the gains. During the last quarter of the fiscal year, short duration positions that were held during most of 2005 began to pay off, generating substantial gains for some of our managers.

Hedged equity managers benefited from their modest net long positioning thanks to strong equity markets during the fiscal year, most notably in Europe, Asia and the emerging markets. Energy stocks and small cap stocks outperformed the rest of the market. Notably, Japan posted substantial gains, partly due to corporate reform and the re-election of Prime Minister Koizumi. Corporate earnings were generally strong, helping equity markets move forward despite rising interest rates and high oil prices. Due to the conservative and hedged nature of equity managers, we do not expect performance to match long-only indices during bull markets. However, we expect these managers to outperform as a group during downward trending or bear markets.

Sincerely,


Ramius HVB Partners LLC
May 26

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Members and Board of Directors of Mercantile Absolute Return Fund LLC:

We have audited the accompanying statement of assets and liabilities of Mercantile Absolute Return Fund LLC (the "Fund"), including the schedule of investments, as of March 31, 2006, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in members' capital for the year ended March 31, 2005 and the financial highlights of the Fund for each of the three periods ended March 31, 2005, were audited by other auditors whose report, dated May 27, 2005, expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investment funds owned as of March 31, 2006 by correspondence with management of the underlying investment funds. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mercantile Absolute Return Fund LLC as of March 31, 2006, the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
May 25, 2006

MERCANTILE ABSOLUTE RETURN FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------

[GRAPH OMITTED]
PLOT POINTS FOLLOW:
                            INVESTMENT STRATEGY AS A
                  PERCENTAGE OF TOTAL INVESTMENTS (UNAUDITED)
                            27% Multi-Strategy
                            21% Credit Based
                            21% Event-Driven
                            20% Fixed Income Arbitrage
                            11% Hedged Equity

INVESTMENT FUNDS                                                 COST        VALUE       % OF NET ASSETS

CREDIT BASED
    Arx Global High Yield Securities Fund I, L.P.            $ 1,500,000  $ 2,337,324              4.27 %
    Blue Mountain Credit, L.P.                                 2,000,000    2,216,553              4.05
    Chatham Asset Partners High Yield Fund, L.P.               1,550,983    1,789,821              3.27
    GSO Special Situations, L.P.                               1,500,000    1,584,567              2.89
    Satellite Credit Opportunities Fund, Ltd.                  2,000,000    2,997,826              5.47
                                                             ------------ ------------  ----------------
             Total Credit Based                                8,550,983   10,926,091             19.95
EVENT-DRIVEN
    Aspen Partners, L.P.                                         211,298      359,469              0.66
    Cerberus Partners, L.P.                                    2,000,000    3,444,226              6.28
    Farallon Capital Offshore Investors, Inc.                  2,000,000    3,384,614              6.18
    Sopris Capital Partners, L.P.                              1,318,000    1,337,811              2.44
    Taconic Opportunity Fund, L.P.                             2,000,000    2,145,630              3.92
                                                             ------------ ------------  ----------------
             Total Event-Driven                                7,529,298   10,671,750             19.48
FIXED INCOME ARBITRAGE
    BlueCrest Capital, L.P.                                    2,250,000    2,813,294              5.13
    Brevan Howard, L.P.                                        1,000,000    1,307,943              2.39
    Grossman Currency Fund, L.P.                                 700,000      880,368              1.61
    PIMCO Global Relative Value Fund, L.L.C.                     870,346      979,345              1.79
    South Hill Trading Corp.                                   1,750,000    2,025,287              3.70
    The Obsidian Fund, L.L.C.                                  1,811,552    2,101,290              3.83
                                                             ------------ ------------  ----------------
             Total Fixed Income Arbitrage                      8,381,898   10,107,527             18.45

                                                                                             (CONTINUED)

    The accompanying notes are an integral part of the financial statements.

MERCANTILE ABSOLUTE RETURN FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------


INVESTMENT FUNDS (continued)                                      COST         VALUE     % OF NET ASSETS
HEDGED EQUITY
    32 Capital Fund, L.L.C.                                  $ 1,000,000   $ 1,131,174              2.07%
    Ascend Partners Fund II, L.P.                              1,064,378     1,091,288              1.99
    GCM Little Arbor Institutional Partners, L.P.              1,000,000     1,015,942              1.86
    SCP Domestic Fund, L.P.                                    1,000,000       985,013              1.80
    Thruway Partners, L.P.                                     1,000,000     1,180,004              2.15
                                                             ------------  ------------  ----------------
             Total Hedged Equity                               5,064,378     5,403,421              9.87
MULTI-STRATEGY
    Amaranth Partners, L.L.C.                                  2,800,000     4,589,760              8.38
    Canyon Value Realization Fund, L.P.                        2,500,000     3,714,387              6.78
    Elliott Associates, L.P.                                   2,000,000     2,992,094              5.46
    Perry Partners, L.P.                                       2,000,000     2,832,351              5.17
                                                             ------------  ------------  ----------------
             Total Multi-Strategy                              9,300,000    14,128,592             25.79
                                                             ============  ============  ================
             Total Investments                               $38,826,557   $51,237,381             93.54%
                                                             ------------  ------------  ----------------

     As of March 31, 2006, the value of the Fund's investments by country as a percentage of members' capital is as follows:

             COUNTRY                           COST              VALUE
        British Virgin Islands - 6.18%   $   2,000,000     $   3,384,614
        Cayman Islands - 9.17%               3,750,000         5,023,113
        United States - 78.19%              33,076,557        42,829,654
                                        ----------------  ----------------
                                         $  38,826,557     $  51,237,381
                                        ================  ================

The aggregate cost of investments for tax purposes was $38,826,557. Net unrealized appreciation on investments for tax purposes was $12,410,824 consisting of $12,425,811 of gross unrealized appreciation and $14,987 of gross unrealized depreciation.

The investments in Investment Funds shown above, representing 93.54% of members' capital, have been fair valued in accordance with procedures established by the Board of Directors.






    The accompanying notes are an integral part of the financial statements.

MERCANTILE ABSOLUTE RETURN FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2006
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost, $38,826,557)                         $ 51,237,381
Cash and cash equivalents                                              169,707
Restricted cash                                                        625,299
Receivable from investment funds sold                                2,883,377
Fund investments made in advance                                     1,000,000
Prepaid expenses                                                        12,943
Dividend receivable                                                      3,327
                                                                 --------------
             Total assets                                           55,932,034
                                                                 --------------
LIABILITIES
Note payable for tender offer                                          625,299
Incentive fee payable                                                  234,510
Management fee payable                                                 171,829
Administration fee payable                                              29,818
Other accrued expenses                                                  93,365
                                                                 --------------
             Total liabilities                                       1,154,821
                                                                 --------------
             Net assets                                           $ 54,777,213
                                                                 --------------
MEMBERS' CAPITAL
Capital                                                           $ 44,483,586
Accumulated net investment loss                                     (3,910,646)
Accumulated net realized gain on investments                         1,793,449
Net unrealized appreciation on investments                          12,410,824
                                                                 --------------
             Members' capital                                     $ 54,777,213
                                                                 --------------








    The accompanying notes are an integral part of the financial statements.

MERCANTILE ABSOLUTE RETURN FUND LLC
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2006
--------------------------------------------------------------------------------


INVESTMENT INCOME
Dividend Income                                                    $    42,396
                                                                  -------------
OPERATING EXPENSES
Management fee                                                         690,748
Administration fees                                                    390,145
Incentive fee                                                          234,510
Member servicing fees                                                  134,543
Professional fees                                                      162,497
Directors' fees and expenses                                            66,094
Line of credit fees                                                     12,500
Interest expense                                                         9,797
Printing fees                                                            5,680
Custodian fees                                                           5,481
Registration fees                                                        1,400
Other expenses                                                          39,352
                                                                  -------------
             Total operating expenses                                1,752,747
Administration fees waived                                            (280,531)
Member servicing fees waived                                          (134,543)
                                                                  -------------
             Net expenses                                            1,337,673
                                                                  -------------
             Net investment loss                                    (1,295,277)
                                                                  -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                     1,515,781
Net change in unrealized appreciation on investments                 3,493,485
                                                                  -------------
             Net realized and unrealized gain on investments         5,009,266
                                                                  -------------
Net increase in members' capital from operating activities         $ 3,713,989
                                                                  -------------


    The accompanying notes are an integral part of the financial statements.

MERCANTILE ABSOLUTE RETURN FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

--------------------------------------------------------------------------------------------------------


                                                     MANAGING         LIMITED INTEREST
                                                      MEMBER               MEMBERS               TOTAL
FOR THE YEAR ENDED MARCH 31, 2005

FROM OPERATING ACTIVITIES
Net investment loss                                $     (458)       $  (1,254,719)        $ (1,255,177)
Net realized gain on investments                           90              119,403              119,493
Net change in unrealized appreciation
on investments                                          1,322            3,877,300            3,878,622
                                                   ------------      --------------        --------------
             Net increase in members' capital
             from operating activities                    954            2,741,984            2,742,938
                                                   ------------      --------------        --------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                            -            7,712,000            7,712,000
Cost of Interests repurchased                        (112,022)          (4,533,024)          (4,645,046)
                                                   ------------      --------------        --------------
             Net increase in members' capital
             from capital transactions               (112,022)           3,178,976            3,066,954
                                                   ------------      --------------        --------------
MEMBERS' CAPITAL
Balance at March 31, 2004                             111,068           49,340,632           49,451,700
                                                   ------------      --------------        --------------
Balance at March 31, 2005                          $        -        $  55,261,592         $ 55,261,592
                                                   ------------      --------------        --------------

FOR THE YEAR ENDED MARCH 31, 2006
FROM OPERATING ACTIVITIES
Net investment loss                                $        -        $  (1,295,277)        $ (1,295,277)
Net realized gain on investments                            -            1,515,781            1,515,781
Net change in unrealized appreciation
on investments                                              -            3,493,485            3,493,485
                                                   ------------      --------------        --------------
             Net increase in members' capital
             from operating activities                      -            3,713,989            3,713,989
                                                   ------------      --------------        --------------
MEMBERS' CAPITAL TRANSACTIONS-
Proceeds from sales of Interests                            -            2,054,000            2,054,000
Cost of Interests repurchased                               -           (6,252,368)          (6,252,368)
                                                   ------------      --------------        --------------
             Net decrease in members' capital
             from capital transactions                      -           (4,198,368)          (4,198,368)
                                                   ------------      --------------        --------------
MEMBERS' CAPITAL
Balance at March 31, 2005                                   -           55,261,592           55,261,592
                                                   ------------      --------------        --------------
Balance at March 31, 2006                          $        -        $  54,777,213         $ 54,777,213
                                                   ------------      --------------        --------------

    The accompanying notes are an integral part of the financial statements.

MERCANTILE ABSOLUTE RETURN FUND LLC
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations                                      $   3,713,989
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities

    Net change in unrealized appreciation on investments                           (3,493,485)
    Net realized gain on investments                                               (1,515,781)
    Purchases of investments                                                      (10,370,112)
    Proceeds from sale of investments                                              16,024,746
    Decrease in prepaid expenses                                                        8,572
    Increase in dividend receivable                                                      (986)
    Increase in restricted cash                                                      (160,794)
    Increase in incentive fee payable                                                  12,571
    Increase in administration fee payable                                              2,111
    Decrease in management fee payable                                                 (2,083)
    Decrease in other accrued expenses                                                (24,213)
                                                                                --------------
             Net cash provided by operating activities                              4,194,535
                                                                                --------------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions                                                               1,105,000
Capital withdrawals                                                                (6,252,368)
Proceeds from line of credit                                                        4,750,000
Repayment on line of credit                                                        (4,750,000)
Increase in note payable for tender offer                                             160,794
                                                                                --------------
             Net cash used in financing activities                                 (4,986,574)
                                                                                --------------
             Net decrease in cash and cash equivalents                               (792,039)

CASH AND CASH EQUIVALENTS
Beginning of year                                                                     961,746
                                                                                --------------
End of year                                                                     $     169,707
                                                                                --------------



SUPPLEMENTAL INFORMATION:
Interest paid on loan facility borrowings                                       $       9,797
                                                                                --------------

    The accompanying notes are an integral part of the financial statements.

MERCANTILE ABSOLUTE RETURN FUND LLC
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------


                                                                                              DECEMBER
                                                     YEAR ENDED   YEAR ENDED    YEAR ENDED   30, 2002* -
                                                      MARCH 31,    MARCH 31,      MARCH 31,    MARCH 31,
TOTAL RETURN                                            2006         2005           2004         2003
                                                    -----------  ----------    ---------     ---------

Total return before incentive fee (1)                     7.59 %      5.70 %        9.97 %        2.11 % (4)
Incentive fee                                            (0.45)      (0.43)        (0.84)        (0.17)
                                                    -----------  ----------    ---------     ---------
       Total return after incentive fee (1)               7.14 %      5.27 %        9.13 %        1.94 % (4)
                                                    -----------  ----------    ---------     ---------
Net assets, end of year (000's)                        $54,777     $55,262       $49,452       $25,587
RATIOS TO AVERAGE NET ASSETS
Net investment loss ratio

    Net investment loss, before waivers                  (3.13)%     (3.12)%       (3.62)%       (4.64)% (3)
    Net investment loss, net of waivers                  (2.37)%     (2.37)%       (2.85)%       (3.89)% (3)
Expense ratio before incentive fee
    Operating expenses, before waivers (2)                2.77 %      2.76 %        2.85 %        3.97 % (3)
    Operating expenses, net of waivers (2)                2.02 %      2.01 %        2.08 %        3.22 % (3)
Expense ratio, net of waivers after incentive fee
    Expense ratio, net of waivers                         2.02 %      2.01 %        2.08 %        3.22 % (3)
    Encentive fee                                         0.43 %      0.42 %        0.80 %        0.65 % (3)
                                                    -----------  ----------    ---------     ---------
       Expense ratio, net of waivers
          after incentive fee                             2.45 %      2.43 %        2.88 %        3.87 % (3)
                                                    -----------  ----------    ---------     ---------
Portfolio turnover rate                                  19.13 %      7.16 %        4.60 %          -  % (4)


*   Commencement of investment operations.
(1) Total return is calculated for all the limited interest members taken as a whole. An individual limited interest member's return may vary from these returns based on the timing of capital transactions.
(2) Does not include expenses of the Investment Funds in which the Fund invests. The expense ratio (expense and incentive fee ratio) is calculated for the limited interest members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to an individual limited interest member's capital may vary from these ratios based on the timing of capital transactions.
(3) Annualized.
(4) Not annualized.


    The accompanying notes are an integral part of the financial statements.

MERCANTILE ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------


 1.   ORGANIZATION

      Mercantile Absolute Return Fund LLC (the "Fund") is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, investment management company.

      The Fund seeks capital appreciation by investing substantially all of its assets in privately placed investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies. The Fund invests in a portfolio of Investment Funds, each of which typically invests in either one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks such as the S&P 500. The asset-based fees of the Investment Managers are generally expected to range from 1% to 2% annually of the net assets under their management and the performance or incentive allocations to the Investment Managers are generally expected to range from 15% to 25% of net profits annually. The Fund commenced investment operations on December 30, 2002.

      The Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Fund on behalf of the members. At least a majority of the Board is and will be persons who are not "interested persons" (as defined in the 1940 Act) with respect to the Fund.

      Mercantile Capital Advisors, Inc. ("MCA" or the "Managing Member") serves as the investment manager of the Fund subject to the ultimate supervision of and any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund. MCA provides the Fund with ongoing investment guidance, policy direction, and monitoring.

      On August 11, 2005, the Board approved a plan to restructure the Fund as a feeder fund in a master-feeder structure. The plan was approved by the members at a special meeting held on October 7, 2005, and the Fund currently has pending at the Securities and Exchange Commission an amendment to its registration statement to implement the plan. Under the plan, the Fund will transfer all of its investable assets, including its interests in the underlying investment funds (the Fund's "Underlying Investment Funds Portfolio"), to a new master fund; a registered, non-diversified, closed-end investment company that was organized as a Delaware limited liability company on August 4, 2005. After transferring its Underlying Investment Funds Portfolio, the Fund expects to invest substantially all its investable assets in the master fund going forward. The Master Fund will pursue its investment objective by continuing the investment program of the Fund and investing substantially all of its investable assets in pooled investment vehicles (hedge funds) that have a range of investment strategies and that are managed by independent investment managers. There will be no material difference between the investment objective and restrictions of the Master Fund and the current investment objective and restrictions of the Fund. MCA will continue to serve as investment manager of the Fund and will also serve as investment manager of the master fund.

      MCA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. MCA is a wholly owned subsidiary of Mercantile Safe Deposit & Trust Company ("MSD&T")

MERCANTILE ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------


      which is a wholly owned subsidiary of Mercantile Bankshares Corporation ("MBC"), a financial holding company. At March 31, 2006, MBC had a capital balance in the Fund of $20,478,409.

      Initial and additional subscriptions for limited liability company interests ("Interests") by eligible members are generally accepted at the beginning of each calendar quarter, unless otherwise determined at the discretion of MCA. The Fund reserves the right to reject any subscriptions for Interests in the Fund. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

      The Fund began making offers to repurchase Interests (or portions of them) from members as of December 29, 2003 and anticipates doing so semi-annually thereafter.

      2. SIGNIFICANT ACCOUNTING POLICIES

      The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the U.S. The following is a summary of the significant accounting policies followed by the Fund:

      A. PORTFOLIO VALUATION
         The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

         Investments in Investment Funds are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

         Investments in money market funds are valued at the closing net asset value per share on the date of valuation.

         Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

      B. INCOME RECOGNITION AND SECURITY TRANSACTIONS
         Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the

MERCANTILE ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------


         identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund.

         Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

      C. FUND EXPENSES
         The Fund will bear all expenses incurred in its business. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

      D. INCOME TAXES
         The Fund intends to be treated as a partnership for federal income tax purposes. Each member is responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements.

      E. DISTRIBUTION POLICY
         The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

      F. CASH AND CASH EQUIVALENTS
         The Fund treats all highly liquid financial instruments with original maturity of three months or less as cash equivalents. At March 31, 2006, cash and cash equivalents consisted of an investment in a money market fund ($169,707).

      G. CAPITAL ACCOUNTS
         Net profits or net losses of the Fund for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members' respective investment percentages of the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund during a fiscal period, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Fund, other than in accordance with the members' respective investment percentages.

      H. RESTRICTED CASH
         The Fund holds non-interest bearing restricted cash, which serves as collateral for the note payable for the tender offer.

MERCANTILE ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------


      I. USE OF ESTIMATES
         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires MCA to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. MCA believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

 3.   MANAGEMENT FEE, INCENTIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER

      The Fund pays MCA a quarterly management fee at the annual rate of 1.25% of the net asset value of the Fund as of the last day of the quarter including assets attributable to MCA and before giving effect to any repurchases by the Fund. In addition to the management fee, MCA is paid an annual incentive fee, payable at the fiscal period-end, equal to 10% of the excess, if any, of the net profits allocated to each member's capital account in excess of any net losses, subject to a loss carryforward amount; an Incentive Fee will only be charged if the net profits exceed the average of the 3 month U.S. Libor rate reset quarterly. MCA has entered into an investment advisory agreement with Ramius HVB Partners, LLC formerly known as RCG Tapestry, LLC ("Ramius HVB"), to advise the Fund. Ramius HVB is registered as an investment adviser under the Advisers Act and as a Commodity Pool Operator under the Commodity Exchange Act. Ramius HVB is responsible for providing day-to-day investment management services to the Fund. In consideration for such services, MCA pays Ramius HVB half of the management and incentive fees earned from the Fund.

      At a regular meeting held on November 18, 2004, the Directors unanimously approved an interim investment advisory agreement (the "Interim Agreement") between the Fund, MCA, and Ramius HVB as the investment adviser to the Fund. At a regular meeting held on February 17, 2005, the directors unanimously approved an investment advisory agreement between the Fund, MCA and Ramius HVB (the "Ramius HVB Agreement"), subject to approval by the Fund's members. The Interim Agreement took effect on December 31, 2004 and remained in effect until members of the Fund approved the Ramius HVB Agreement at a special meeting held on May 18, 2005.

      The Fund has also retained MCA to serve as the administrator to the Fund. The Fund pays MCA an administration fee at the annual rate equal to 0.70% of the Fund's month end net assets, including assets attributable to MCA and before giving effect to any repurchases by the Fund. MCA currently has voluntarily agreed to limit the annual administration fee payable by the Fund to 0.20% of the Fund's net assets. MCA may terminated this voluntary limit ay any time without notice to members. MCA has engaged SEI Investments Global Fund Services ("SEI") to serve as the Fund's sub-administrator. SEI provides administrative, accounting, and investor services to the Fund as well as serving in the capacity of transfer and distribution disbursing agent for the Fund. As compensation for services provided, MCA pays SEI a fee pursuant to a written agreement between MCA and SEI.

      Until November 18, 2005, the Fund had a Member Servicing Agreement with MCA, whereby MCA would perform or enter into service arrangements pursuant to which an investor service provider, such as an investment adviser or other financial intermediaries ("Member Service Providers"), perform investor services for its customers who are members of the Fund. Under the Member Servicing Agreement, the Fund would pay a fee monthly at an annualized rate of up to 0.25% of the net asset value of the Fund to reimburse MCA for such services or payments made to Member Service Providers. During the period April 1, 2005 to November 18, 2005, MCA waived all member servicing fees.

MERCANTILE ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------


      SEI Private Trust Company acts as custodian (the "Custodian") for the Fund's assets. In consideration for such services, the Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

      Each Board member receives an annual retainer of $6,500 plus a fee for each meeting attended. The chairman of the Board also receives an additional annual fee of $3,333. The Fund also reimburses the Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Fund for the year ended March 31, 2006 were $66,094.

 4.   CONCENTRATION OF RISK

      The Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.

      Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

      In the normal course of business the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

 5.   INVESTMENT TRANSACTIONS

      For the year ended March 31, 2006, purchases and sales of investments (excluding short-term securities) were $10,370,112 and $18,711,435, respectively.

6.    TENDER OFFERS

      On March 1, 2005, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value as of June 30, 2005. For the March 1, 2005 offer, tenders in the amounts of $194,177 and $4,000,000 as of the June 30, 2005 valuation date were received and accepted by the Fund from limited interest members and MBC, respectively. The Fund paid the initial payment on July 29, 2005 in the amount of $3,774,759; the remaining amount will be paid promptly after completion of the Fund's March 31, 2006 year end audit. These amounts are disclosed on the statement of assets and liabilities as note payable for tender offer.

      On September 1, 2005, the Fund offered to purchase for cash an amount of

MERCANTILE ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------


      Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at December 31, 2005. Tenders in the amount of $1,000,000 and $1,058,191 were received and accepted by the Fund from MBC and other limited members, respectively. The Fund paid the initial payment on February 2, 2006 in the amount of $1,854,065; the remaining amount will be paid promptly after completion of the Fund's March 31, 2006 year end audit. These amounts are disclosed on the statement of assets and liabilities as note payable for tender offer.

      On March 1, 2006, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2006. Tenders with an estimated value in the amount of $2,723,379 were received and accepted by the Fund from limited members. A Promissory Note has been issued by the Fund entitling the members to an initial payment within 30 days after June 30, 2006; the remaining amount will be paid promptly after completion of the Fund's March 31, 2007 year end audit.

 7.   LINE OF CREDIT

      The Fund has established a line of credit with Boston Private Bank & Trust Company, ("Boston Private"). The line of credit may be accessed by the Fund to purchase portfolio securities, to meet repurchase requests, and for cash management purposes. The Fund may borrow the lesser of 10% of its net assets or $5 million. The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined by the 1940 Act) of less than 300% with respect to indebtedness. Borrowings under the line of credit bear interest at a variable rate equal to the Boston Private lending rate plus one percent. The Fund will pay a facility fee to Boston Private equal to one quarter of one percent of the amount of the facility. During the year ended March 31, 2006, the Fund had borrowings of $4,750,000 over a period of 12 days at an interest rate of 8.25% ($9,797). At March 31, 2006, the Fund had no borrowings outstanding.

8.    CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

      In August 2005, the Board has selected Deloitte & Touche LLP (Deloitte & Touche) to serve as the Fund's independent registered public accounting firm for the Fund's fiscal year ending March 31, 2006. The decision to select Deloitte & Touche was approved by the members in October 2005. The selection of Deloitte & Touche does not reflect any disagreements with or dissatisfaction by the Fund or the Board with the performance of the Fund's prior auditor. For more information see the Report of Special Meeting of Members on the following pages.

MERCANTILE ABSOLUTE RETURN FUND LLC
LIQUIDITY OF INVESTMENT FUNDS (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------


The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to one year from initial investment.


INVESTMENT FUNDS                                           LIQUIDITY
  32 Capital Fund, L.L.C.                                   Monthly
  Amaranth Partners, L.L.C.                                 Annually
  Arx Global High Yield Securities Fund I, L.P.      1st & 2nd Quarter only
  Ascend Partners Fund II, L.P.                            Quarterly
  Aspen Partners, L.P.                                      Annually
  BlueCrest Capital, L.P.                                  Quarterly
  Blue Mountain Credit, L.P.                                Annually
  Brevan Howard, L.P.                                       Annually
  Canyon Value Realization Fund, L.P.                       Annually
  Cerberus Partners, L.P.                                 Semi-Annually
  Chatham Asset Partners High Yield Fund, L.P.              Annually
  Elliott Associates, L.P.                                  Annually
  Farallon Capital Offshore Investors, Inc.                Quarterly
  GCM Little Arbor Institutional Partners, L.P.            Quarterly
  Grossman Currency Fund, L.P.                              Monthly
  GSO Special Situations, LP                               Quarterly
  Perry Partners, L.P.                                      Annually
  PIMCO Global Relative Value Fund, L.L.C.                 Quarterly
  Satellite Credit Opportunities Fund, Ltd.                 Annually
  SCP Domestic Fund, L.P.                                  Quarterly
  Sopris Capital Partners, L.P.                             Annually
  South Hill Trading Corp.                                  Monthly
  Taconic Opportunity Fund, L.P.                            Annually
  The Obsidian Fund, L.L.C.                                Quarterly
  Thruway Partners, L.P.                                   Quarterly

MERCANTILE ABSOLUTE RETURN FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------


The business and affairs of the Fund are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Fund's Limited Liability Company Agreement. Information pertaining to the Directors and officers of the Fund is set forth below. Directors who are deemed to be "interested persons" (as defined in the 1940 Act) of the Fund are referred to as "Interested Directors." Each Director serves for an indefinite term until either
(1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Fund's Limited Liability Agreement. Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors." The address of each Director and officer is c/o Mercantile Absolute Return Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.

INDEPENDENT DIRECTORS
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------
NAME AND AGE                       POSITION(S)    LENGTH OF   PRINCIPAL OCCUPATION(S)      OTHER DIRECTORSHIPS HELD BY
                                   HELD WITH      TIME        DURING PAST 5 YEARS          DIRECTOR
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------
L. White Matthews, III             Director       Since 2003  Retired since 2001;          Mercantile Alternative
Age: 59                                                       Chairman, Ceridian           Strategies Fund LLC; Mercantile
                                                              Corporation, 2006 to         Long-Short Manager Fund LLC;
                                                              present; Director,           Mercantile Funds, Inc. (15
                                                              Executive Vice President     portfolios); Matrixx nitiatives,
                                                              and Chief Financial          Inc. pharmaceuticals); Imation
                                                              Officer, Ecolab, Inc.        Corp. (data storage products);
                                                              (cleaning products and       Montague Neshell Corp.;
                                                              services) 1999-2001.         Cerilison Corp.
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------
Edward D. Miller                   Director       Since 2002  Dean and Chief Executive     Mercantile Alternative
Age: 63                                                       Officer, Johns Hopkins       Strategies Fund LLC; Mercantile
                                                              Medicine. January            Long-Short Manager Fund LLC;
                                                              1997 to present.             Mercantile Funds, Inc. (15
                                                                                           portfolios); Bradmer
                                                                                           Pharmaceuticals Inc.
                                                                                           (pharmaceuticals).
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------
John R. Murphy                     Director and   Since 2002  Vice Chairman, National      Mercantile Alternative
Age: 72                            Chairman of                Geographic Society.          Strategies Fund LLC; Mercantile
                                   the Board                                               Long-Short Manager Fund LLC;
                                                                                           Mercantile Funds, Inc. (15
                                                                                           portfolios). Omnicom Group, Inc.
                                                                                           (media and marketing services).
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------

MERCANTILE ABSOLUTE RETURN FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2006

-----------------------------------------------------------------------------------------------------------------------------
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------

Thomas L. Owsley                   Director       Since 2005  Retired since August 2004;   Mercantile Alternative
Age: 65                                                       President, Chief Executive   Strategies Fund LLC; Mercantile
                                                              Officer and Chief            Long-Short Manager Fund LLC;
                                                              Operating Officer, Crown     Mercantile Funds, Inc. (15
                                                              Central Petroleum            portfolios); Telos Corporation
                                                              Corporation 2003 to August   (government contracts).
                                                              2004: Senior Vice
                                                              President, General Counsel
                                                              and Corporate Secretary
                                                              2001 to 2003: Senior Vice
                                                              President and Chief Legal
                                                              Officer 1998 to 2001.
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------
George R. Packard, III             Director       Since 2002  President, U.S. Japan        Mercantile Alternative
Age: 73                                                       Foundation.                  Strategies Fund LLC; Mercantile
                                                                                           Long-Short Manager Fund LLC;
                                                                                           Mercantile Funds, Inc. (15
                                                                                           portfolios).
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------

INTERESTED DIRECTOR
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------
NAME AND AGE                       POSITION       LENGTH OF   PRINCIPAL OCCUPATION         OTHER DIRECTORSHIPS HELD BY
                                   HELD WITH      TIME        DURING PAST 5 YEARS          DIRECTOR
                                   FUND           SERVED
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------
Decatur H. Miller ((1))            Director       Since 2002  Retired.                     Mercantile Alternative
Age: 73                                                                                    Strategies Fund LLC; Mercantile
                                                                                           Long-Short Manager Fund LLC;
                                                                                           Mercantile Funds, Inc. (15
                                                                                           portfolios).
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------

(1) Mr. Miller is an "interested person" of the Fund because he is a co-trustee of a trust for which MSD&T, the parent company of MCA, is also a co-trustee.

OFFICERS OF THE FUND
Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not Directors.

MERCANTILE ABSOLUTE RETURN FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                            POSITION(S)    LENGTH
                             HELD WITH     OF TIME                        PRINCIPAL OCCUPATION(S)
NAME AND AGE                   FUND        SERVED                          DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
Kevin A. McCreadie         President        Since           Executive Vice President of the Fund from 2003 to March 2004.
Age: 45                                     2004            President, MCA since 2004; Chief Investment Officer, MCA and
                                                            MSD&T since 2002; Partner, Brown Investment Advisory & Trust
                                                            Company from 1999 to 2002.
----------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux         Assistant Vice   Since           President, EJV Financial Services (consulting) since 2002;
Age: 62                    President and    2004            Director, Deutsche Asset Management ("DeAM") from 1987 to 2002.
                           Chief
                           Compliance
                           Officer
----------------------------------------------------------------------------------------------------------------------------
Scott J. Liotta            Treasurer        Since           Vice President, MSD&T since 2003 and MCA since 2005; Vice
Age: 41                                     2005            President, ProFund Advisors LLC from 1999 to 2002.
----------------------------------------------------------------------------------------------------------------------------
Jennifer E. Vollmer        Secretary        Since           Vice President, MCA and MSD&T since 2001; Associate, DeAM from
Age: 34                                     2002            1999 to 2001.
----------------------------------------------------------------------------------------------------------------------------
Savonne L. Ferguson        Assistant        Since           Assistant Vice President, MCA and MSD&T since 2002; DeAM
Age: 32                    Secretary        2004            Associate (2002) from 1999 to 2002.
----------------------------------------------------------------------------------------------------------------------------

MERCANTILE ABSOLUTE RETURN FUND LLC
REPORT OF SPECIAL MEETING OF MEMBERS (UNAUDITED)
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Below are the results from a Special Meeting of Members held October 7, 2005.

PROPOSAL NO. 1 - The election of a Board of six (6) Directors of the Fund.

         o 87.14% of ownership interests of the Fund voted for the proposal, 0% of ownership interests voted against and 0% of ownership interests abstained from voting.

PROPOSAL NO. 2 - The approval of the conversion of the Fund into a feeder fund as part of the proposed master-feeder structure and the modification of the fundamental investment restrictions and investment objective of the Fund to permit the implementation of the proposed master-feeder structure.

         o 86.98% of ownership interests of the Fund voted for the proposal, 0% of ownership interests voted against and 0.16% of ownership interests abstained from voting.

PROPOSAL NO. 3 - The approval of the reclassification of the investment objective of the Fund as non-fundamental.

         o 86.98% of ownership interests of the Fund voted for the proposal, 0% of ownership interests voted against and 0.16% of ownership interests abstained from voting.

PROPOSAL NO. 4 - The approval of the appointment of Deloitte & Touche LLP as independent public registered accounting firm for the Fund.

         o 86.98% of ownership interests of the Fund voted for the proposal, 0% of ownership interests voted against and 0.16% of ownership interests abstained from voting.

MERCANTILE ABSOLUTE RETURN FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (UNAUDITED)
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------


BOARD APPROVAL INVESTMENT MANAGEMENT AGREEMENT

At a meeting held on November 17, 2005, the Board of Directors, including all of the Independent Directors, unanimously approved the continuation of the Fund's Investment Management Agreement with MCA for an additional one-year period. In addition, the Directors of the Fund approved an amended investment management agreement between MCA and the Fund, and the Directors of the Mercantile Absolute Return Master Fund LLC (the "Master Fund"), who are also Directors of the Fund, approved an investment management agreement between MCA and the Master Fund (the "Master Fund Investment Management Agreement"), both of which were to take effect as of the date of the commencement of the master-feeder structure that was approved at a special meeting of the Members of the Fund on October 7, 2005. (The Fund's Investment Management Agreement, its amended investment management agreement and the Master Fund Investment Management Agreement are collectively referred to herein as the "Investment Management Agreements"). In voting to approve each of the Investment Management Agreements, the Directors considered whether such approval would be in the best interests of the Fund and its Members, an evaluation based primarily on the nature and quality of the services provided by MCA and the overall fairness of the Investment Management Agreements. Based on their evaluation of all material factors, including those described below, the Directors concluded that the terms of the Investment Management Agreements were reasonable and fair and in the best interests of the Fund and its Members.

In connection with such approval, the Directors considered, with the assistance of their independent legal counsel, their legal responsibilities and reviewed materials received from MCA. The materials were requested by counsel to the Directors, who is independent of MCA, on behalf of the Directors and contained specific information to assist the Directors in their consideration of the Investment Management Agreements. The Directors carefully evaluated these materials with the management of MCA and the Fund, and were advised by counsel to the Fund and independent counsel to the Directors with respect to their deliberations. The Directors also reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the approval of the Investment Management Agreements. The Directors also discussed approval of the Investment Management Agreements in an executive session with counsel to the Fund and independent counsel to the Directors, at which no representatives of MCA were present.

In reaching their determination to approve each of the Investment Management Agreements, the Directors considered all of the factors they believed to be relevant, including: (1) the nature, extent and quality of services rendered or to be rendered by MCA; (2) the Management Fee, the Incentive Fee and the total expense ratios of the Fund and the Master Fund compared to other registered funds of hedge funds, including the expense limitations provided in the Expense Limitation Agreement; (3) a report showing the annual performance of the Fund compared to relevant market indices; (4) a report on MCA's profitability related to providing investment management services to the Fund prior to the Fund's reorganization into a master-feeder structure, after taking into account (i) the Management Fee, the Incentive Fee, the Administrative Fee and any other benefits realized by MCA or any of its affiliates as a result of its role as investment manager to the Fund and (ii) the direct and indirect expenses incurred by MCA in providing such investment management services to the Fund; (5) information about fees charged by MCA to other comparable clients; and (6) the extent to which economies of scale would be realized under the master-feeder structure and whether fee levels reflect these economies of scale for the benefit of Members. The Directors also considered that as a result of the master-feeder restructuring, the amended investment advisory agreement for the Fund would bifurcate the fees paid to MCA since MCA would be providing investment management services to the Master Fund and that the Management Fee would be calculated based on the Master Fund's net assets and paid by the Master Fund while the Incentive Fee would be calculated based on Members' net profits and paid by the Fund.

MERCANTILE ABSOLUTE RETURN FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (UNAUDITED)
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------


In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and it is presumed that each Director attributed different weights to the various factors.

The Directors considered the nature, extent and quality of investment management services to be provided by MCA under the Investment Management Agreements. The Investment Management Agreements authorize MCA to employ investment advisers to assist in the performance of any or all of the investment management services to the Master Fund under MCA's supervision, provided that any compensation payable to an investment adviser shall be paid by MCA. MCA also provides the Fund, and is to continue to provide the Fund and the Master Fund, with office space, administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Fund or the Master Fund) and executive and other personnel as are necessary for their respective operations. The Directors also considered MCA's compliance program and the enhancements made in light of new regulatory requirements. The Directors noted that the services provided, and to be provided by MCA draw on, and benefit from, the resources of the larger organization of MCA's direct parent company, MSD&T. The Directors considered MCA's procedures for monitoring the investment activities of the investment adviser. Based on this review, the Directors concluded that MCA had the capabilities, resources and personnel necessary to act as the investment manager.

The Directors considered the Management Fee and Incentive Fee as well as the current and expected total expense ratios of the Fund and the Master Fund in comparison to the fees and expenses of the peer group of investment companies similar to the Fund provided by MCA from publicly available sources. The Directors recognized that it is difficult to make comparisons of investment management fees because of variations in the services that are included in the fees paid by peer investment companies. The Directors noted that the fee structure contemplated in the Investment Management Agreements provides for an Incentive Fee that increases MCA's and the investment adviser's fee level when performance exceeds certain standards. The Directors also considered that MCA had agreed to enter into an Expense Limitation Agreement with the Fund as a result of the master-feeder restructuring, which would become effective upon the operational date of the restructuring. The Directors noted that the Fund's assets have not yet grown to the point where it would be necessary to reassess the extent to which further economies of scale could be realized with respect to the Fund or the Master Fund. In addition, the Directors considered that Mercantile does not provide advisory services to other accounts with similar investment objectives, but does provide services to accounts with the same fund of funds investment structure. Based upon their review, the Directors concluded that the Management Fee and Incentive Fee were fair and reasonable.

The Directors also considered the annual returns of the Fund since inception through September 30, 2005, the calendar years 2003 and 2004, and the year-to-date through September 30, 2005 in comparison to relevant market indices and standard deviation (which reflects the overall risk of the Fund's portfolio). The comparative information showed that the Fund outperformed the annual returns of the HFRX Absolute Return Index since inception, for the calendar year 2004 and for the year-to-date through September 30, 2005. The Directors concluded that the Fund's performance was satisfactory. In addition to the performance information received by the Directors for the November 17, 2005 meeting, the Directors routinely receive detailed performance information with respect to the Fund at other regular Board meetings.

The Directors also considered the costs to MCA in providing services to the Fund and MCA's profitability from its overall association with the Fund. At the request of the Directors, MCA provided information concerning the profitability of MCA's investment management activities from January 1, 2005 to September 30, 2005 and the most recent audited financial statement of its parent company, MBC. The information considered by the Directors included MCA's operating profit margin with respect to services provided to the Fund. The Directors

MERCANTILE ABSOLUTE RETURN FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (UNAUDITED)
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

reviewed the methods of cost allocation used by MCA in preparing the profitability data. MCA believes that the methods of allocation used were reasonable, but noted the limitations inherent in allocating costs to multiple products served by an organization such as MCA where each product draws on, and benefits from, the research and other resources of a large organization. The Directors recognized the difficulty in making comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular investment manager, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the investment manager's capital structure and cost of capital. The Directors recognized that MCA should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides and, based on their review, concluded that MCA's level of profitability from its relationship with the Fund was not excessive.

The Directors concluded that based on the services that MCA provides to the Fund and is expected to provided to the Master Fund under the Investment Management Agreements and the expenses incurred by MCA in the performance of such services, the compensation to be paid to MCA was fair and reasonable. The Directors concluded that the overall arrangements between the Fund, Master Fund and MCA, as provided in the Investment Management Agreements, are fair and reasonable in light of the services performed, expenses incurred and other such relevant factors.

MERCANTILE ABSOLUTE RETURN FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-551-2145; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

INVESTMENT MANAGER AND ADMINISTRATOR
Mercantile Capital Advisors, Inc.
Two Hopkins Plaza
Baltimore, Maryland 21201

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

LEGAL COUNSEL
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

This report is for members' Information only.

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is L. White Matthews, III. L. White Matthews, III is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers, LLP ("PwC") related to the registrant.

PwC billed the registrant aggregate fees for services rendered to the registrant for the fiscal year 2005:



                   -----------------------------------------------------
                                        FISCAL 2005
                   -----------------------------------------------------
                   All fees and      All fees and      All other fees
                   services to the   services to       and services to
                   Fund that were    service           service
                   pre-approved      affiliates that   affiliates that
                                     were              did not require
                                     pre-approved      pre-approval
------- ---------- ----------------- ----------------- -----------------
(a)     Audit          $43,700             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- -----------------
(b)     Audit-            N/A              N/A               N/A
        Related
        Fees

------- ---------- ----------------- ----------------- -----------------
(c)     Tax            $33,333             N/A               N/A
        Fees
------- ---------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A
        Other
        Fees

------- ---------- ----------------- ----------------- -----------------



Notes:
     (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.


Fees billed by Deloitte & Touche, LLP ("D&T") related to the registrant.

D&T billed the registrant aggregate fees for services rendered to the registrant for the fiscal year 2006:


------------------ -----------------------------------------------------
                                       FISCAL 2006
------- ---------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees
                   services to the   services to       and services
                   Fund that were    service           to service
                   pre-approved      affiliates        affiliates that
                                     that were         did not require
                                     pre-approved      pre-approval
------- ---------- ----------------- ----------------- -----------------
(a)     Audit          $43,333             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- -----------------
(b)     Audit-
        Related          N/A               N/A               N/A
        Fees

------- ---------- ----------------- ----------------- -----------------
(c)     Tax Fees       $35,000             N/A               N/A

------- ---------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A
        Other
        Fees

------- ---------- ----------------- ----------------- -----------------

Notes:

   (1)    Audit  fees  include    amounts    related    to  the  audit  of   the
          registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)    Not Applicable.

(e)(2)(a) Percentage of fees billed (by PwC) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- -----------------
                                               FISCAL 2005
                ---------------------------- -----------------
                Audit-Related Fees                  0%

                ---------------------------- -----------------
                Tax Fees                            0%
                ---------------------------- -----------------
                All Other Fees                      0%

                ---------------------------- -----------------

(e)(2)(b) Percentage of fees billed (by D&T) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- -----------------
                                               FISCAL 2006
                ---------------------------- -----------------
                Audit-Related Fees                  0%

                ---------------------------- -----------------
                Tax Fees                            0%
                ---------------------------- -----------------
                All Other Fees                      0%

                ---------------------------- -----------------

(f)       Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by PwC for the fiscal year 2005 were $0.

(g)(2) The aggregate non-audit fees and services billed by D&T for the fiscal year 2006 were $0.

(h)       Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

The schedule of investments is included as part of the report to members filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors has delegated the responsibility for voting proxies relating to securities held by the registrant to the investment manager, Mercantile Capital Advisors, Inc. ("MCA"), as a part of the general management of each Company, subject to the Board's continuing oversight. The voting of proxies is an integral part of the investment management services that the Investment Manager provides pursuant to the advisory contract. MCA is permitted to and has further delegated the responsibility for voting proxies to the registrant's investment adviser retained to provide investment advisory services to the registrant.

Procedures of the investment adviser are included as Exhibit C to this Form.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES


PORTFOLIO MANAGERS
     Ramius HVB Partners, LLC (formerly known as RCG Tapestry LLC), a limited liability company organized under the laws of Delaware, is the investment adviser of the Master Fund. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is jointly owned by Ramius, a limited liability company organized under the laws of Delaware, and HVB, a German corporation. The Adviser's offices are located at 666 Third Avenue, 26th Floor, New York, NY 10017.

     The Adviser is the vehicle for a strategic partnership between HVB and its affiliates (the "HVB Group") and Ramius to combine their respective hedge fund of funds businesses. The strategic partnership closed on December 31, 2004.

     HVB Group is the third largest private-sector bank in Germany, and combined with Bank Austria Creditanstalt, it has approximately 60,000 employees, 2,000 branch offices and more than 9.8 million customers. HVB Group is a premier bank network in Europe, specifically in the core markets of Germany, Austria and in Central and Eastern Europe. HVB Group concentrates on European retail and corporate customer business, which is supplemented with customer-oriented capital market activities.

     Ramius is the managing member of the Adviser and is an investment management firm that specializes in utilizing alternative asset class strategies. Through its predecessor, Ramius Capital, LLC and its affiliates, Ramius has been involved in providing discretionary investment management services to U.S. and international private investors, domestic pension funds, foundations, corporations, insurance companies and other fiduciaries since 1994. Ramius' managing member is C4S & Co., LLC ("C4S").

     The day-to-day management of the Master Fund's portfolio will be the responsibility of the Adviser's Investment Management Committee, which is made up of the following individuals:

     THOMAS W. STRAUSS. Thomas Strauss is a Managing Member of Ramius and a member of its Executive Committee. Mr. Strauss is also Chief Executive Officer and Chief Investment Officer of the Adviser, the General Partner and Investment Manager for Ramius' multi-manager business, and a member of its Investment Management Committee. Mr. Strauss joined Salomon Brothers Inc. in 1963, was admitted as an Investment Manager in 1971, was appointed to its Executive Committee in 1981 and was named President in 1986. He also became Vice Chairman and was elected to the Board of Directors of Salomon Inc., the holding company of Salomon Brothers Inc. and Phibro Energy, Inc. He was responsible for Salomon's U.S. Government, Money Market and Foreign Exchange departments prior to becoming President of the firm. As President, he focused on the firm's International, Investment Banking and High-Yield activities, and its Operations and Investment Banking Activities divisions. In 1993, Mr. Strauss brought his experience in international markets to the Granite Capital International Group as co-Chairman. Mr. Strauss joined Ramius in 1995. Mr. Strauss graduated from the University of Pennsylvania with a Bachelor of Arts degree in Economics.

     RICHARD FERTIG. Richard Fertig is a Director of the Adviser and a member of its Investment Management Committee. Mr. Fertig is responsible for underlying manager selection, due diligence, and portfolio and risk management activities. Prior to joining Ramius in February 2001, Mr. Fertig was most recently Director of Business Development at TouchPak, Inc., a wireless Internet startup. From June 1998 to February 2000, Mr. Fertig was an Associate at The Blackstone Group in the Alternative Asset Management division. Specifically, Mr. Fertig worked as a member of the Investment Committee responsible for underlying manager selection, due diligence, and portfolio and risk management. From 1994 to 1996, Mr. Fertig worked as a pit trader and clerk for First Continental Trading in Chicago. He worked on the CME, CBOT, and CBOE exchanges specifically in the EuroDollar Options pit, S&P 500 Options pit, and the Canadian Government Bond Futures pit. Mr. Fertig received an M.B.A. in Finance from The Wharton School of the University of Pennsylvania in 1998, and received a B.A. from Cornell University as a double major in Economics and Psychology in 1991.

     KEVIN J. KUNTZ. Kevin Kuntz is a Director of the Adviser and a member of its Investment Management Committee. He joined the firm in March 2005. Mr. Kuntz is responsible for manager selection, due diligence, portfolio and risk management activities. From 2001 through March 2005, Mr. Kuntz worked at J.P. Morgan Alternative Asset Management, where he held portfolio management responsibilities and headed that firm's research into long/short equity investments for their multi-manager investment vehicles. From 1999 to 2001, Mr. Kuntz was a Senior Hedge Fund Analyst with Citco Fund Advisors, the asset management division of the Citco Group. His responsibilities included manager selection and due diligence for the group's multi-manager portfolios. Prior to Citco, Mr. Kuntz was a Risk Analyst on the Fixed Income Prime Brokerage Desk of CS First Boston. He began his career as a fixed-income trader at Mabon, Nugent & Co., before moving on to Equity Sales at CS First Boston, and then becoming CFO for Soss, Cotton & Lipka Enterprises, a fixed-income hedge fund. Mr. Kuntz received a B.S in Finance from St. John's University in 1987.

     JAMES NEUMANN. James Neumann is a Director of the Adviser and a member of its Investment Management Committee. Mr. Neumann is responsible for underlying manager selection, due diligence and portfolio and risk management activities. Prior to the joint partnership, Mr. Neumann was a Senior Analyst at HVB Alternative Advisors, Inc. Prior to that, he was a Chief Financial Officer and Managing Director at Colangelo Synergy Marketing Inc. a profitable start-up venture. Mr. Neumann has over 17 years of investment, trading and portfolio management experience, primarily in fixed income. Other positions that Mr. Neumann held included Vice President/Portfolio Manager for CPR (USA) Inc., a French Investment Bank, Vice President/Fixed Income Trader with Yamaichi International Inc., Senior Trader at UBS Securities and a trader for Aubrey G. Lanston & Co. Mr. Neumann holds a BS from Providence College in Rhode Island and an M.B.A. in Finance with concentration in Investment Management and Trading from Fordham University in New York.

     HIREN R. PATEL. Hiren Patel is a Director of the Adviser and a member of its Investment Management Committee. Mr. Patel joined Ramius in February 1998 and is responsible for manager selection, due diligence, portfolio management and risk assessment activities for the multi-manager products and activities. From 1992 to 1997, Mr. Patel was a Senior Consultant in Price Waterhouse's Management

Consulting Services. Initially, Mr. Patel started in the Advanced Information Technology Group assisting financial services clients in the design and development of large-scale information systems. Thereafter, Mr. Patel joined the Securities Industry Consulting Group, providing strategic, technology, and operations consulting services to commercial banks interested in forming securities subsidiaries. Mr. Patel received an M.B.A. from Virginia Tech in 1992 and a B.S. in Finance from Virginia Tech in 1990.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Compensation for the portfolio managers is a combination of a fixed salary and a discretionary bonus. The Adviser pays the portfolio managers' compensation in cash. The discretionary bonus is not tied directly to the performance or the value of assets of the Master Fund or any other fund managed by the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable employees to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan. In addition, senior portfolio managers receive discretionary, non-voting equity-based compensation, a portion of which is reinvested into the Adviser's flagship fund of fund product, and which is determined, in part, based on the profits earned by the Adviser. Portfolio managers who are not senior employees are also eligible to participate in profit-sharing plans created for employees of Ramius, pursuant to which a fixed dollar amount of profit sharing is paid in equal amounts to such employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

     The following table provides information relating to other accounts managed by the Investment Management Committee, which is responsible for the day-to-day management of the Master Fund's portfolio.

                                                                NUMBER OF                             TOTAL ASSETS
                                           NUMBER OF      ACCOUNTS MANAGED WITH                       MANAGED WITH
                                            ACCOUNTS        PERFORMANCE-BASED                       PERFORMANCE-BASED
                                             MANAGED          ADVISORY FEES      TOTAL ASSETS         ADVISORY FEES
THOMAS W. STRAUSS, RICHARD FERTIG,
   KEVIN J. KUNTZ, JAMES NEUMANN,
   HIREN R. PATEL*
   Registered investment companies....          2                    2          $  144,003,000     $  144,003,000
   Other pooled investment vehicles...         41                   38          $2,884,743,000     $2,279,743,000
   Other accounts.....................         10                    5          $  455,695,000     $  258,242,000

------------------
* All portfolio managers work together as a management team, and no individual portfolio manager is solely responsible for an account.

     The Adviser and its affiliates may carry on investment activities for their own accounts, for the accounts of their employees (and their families) and for other accounts in which the Master Fund has no interest. The Adviser and its affiliates also provide investment management services to other clients, including other collective investment vehicles. The Adviser and its affiliates may give advice and recommend securities to other managed accounts or investment funds which may differ from advice given to, or securities recommended or bought for, the Master Fund, even though their investment programs may be the same or similar.

     Certain inherent conflicts of interest arise from the fact that the Adviser and its affiliates generally carry on other investment activities in which the Fund will have no interest.

     The Investment Advisory Agreement among the Master Fund, the Manager and the Adviser does not impose any specific obligations or requirements concerning the allocation of time, effort or investment opportunity by the Adviser to the Master Fund. The Adviser and its members, officers and employees will devote as much of their time to the activities of the Master Fund as they deem necessary and appropriate. The Adviser and its affiliates are not restricted from forming investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Master Fund or the portfolio manager and may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Master Fund, but will be allocated between the business of the Master Fund and the management of the monies of other advisees of the Adviser.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER

     As of March 31, 2006, no portfolio manager was the beneficial owner of any securities in the Fund or the Master Fund.


                          INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement among the Manager, the Adviser and the Master Fund (the "Advisory Agreement") provides that the Adviser is responsible, subject to the supervision of the Manager and the Master Fund's Board, for formulating a continuing investment program for the Master Fund. The Adviser makes all decisions regarding the Master Fund's purchases and withdrawals of interests in Investment Funds. The Adviser does not provide separate investment advisory services to the Fund. However, the Fund, as an investor in the Master Fund, benefits from the services that the Adviser provides to the Master Fund.

     The Advisory Agreement became effective as of May 31, 2006, and will continue in effect from year to year if the continuance is approved annually by
(i) the vote of a majority of the Master Fund's Independent Directors cast in person at a meeting called for the purpose of voting on the approval and (ii) the Master Fund's Board or the vote of a majority of the outstanding voting securities of the Master Fund.

     The Advisory Agreement may be terminated (i) by the Manager at any time, without the payment of any penalty, (ii) by the Manager's recommendation to, and by a vote of a majority of, the Master Fund's Board or by vote of a majority of the outstanding voting securities of the Master Fund on 60 days' written notice to the Adviser or (iii) by the Adviser at any time, without the payment of any penalty, on 60 days' prior written notice to the Manager. The Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act.

     To the extent the Fund, as an investor in the Master Fund, votes on the approval or termination of the Advisory Agreement, the Fund will seek voting instructions from Members and will vote its interest in the Master Fund proportionately in accordance with the votes cast by Members.

     The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence, the Adviser will not be liable to the Master Fund or its members for any error of judgment, for any mistake of law or for any other act or omission in connection with the performance of services to the Master Fund. The Adviser does not represent that any level of performance will be achieved. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Master Fund of the Adviser, or any officer, director, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person's willful malfeasance, bad faith or gross negligence of duty.

     Pursuant to the terms of the Advisory Agreement, the Adviser receives, as compensation for its services, one-half of the Management Fee and the Incentive Fee payable to the Manager.

     Prior to the Fund's reorganization into a master-feeder structure and execution of the Advisory Agreement with the Manager and the Master Fund, the Adviser served as an investment adviser to the Fund pursuant to an investment advisory agreement among the Adviser, the Manager and the Fund (the "Former

Advisory Agreement"), and was responsible, subject to the supervision of the Manager and the Board, for formulating the Fund's investment program. In the master-feeder structure, the Fund's assets consisting of interests in Investment Funds and, consequently, the portfolio management function are transferred to the Master Fund and, as a result, the Former Advisory Agreement was terminated, and the Adviser, the Manager and the Master Fund entered into the Advisory Agreement. The Advisory Agreement is identical in substance to the Former Advisory Agreement.

     For a discussion of the basis of the Master Fund's Board's approval of the Advisory Agreement, please see the Fund's semi-annual shareholder report for the period ended September 30, 2006.

COMPENSATION PAID BY THE FUND TO THE ADVISER

     Prior to the Fund's reorganization into a master-feeder structure and entering into the Advisory Agreement with the Master Fund, the Adviser was responsible, subject to the supervision of the Manager and the Board, for formulating the Fund's investment program. In consideration for its services, the Adviser received the following total fees for the periods indicated:

             FISCAL YEAR ENDED MARCH 31,                  FEES
------------------------------------------- ------------------------------
                       2006                            $462,629
                       2005                            $445,828
                       2004                            $411,706

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The submission of matters to a vote of security holders is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

(c) Proxy voting procedures.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 Mercantile Absolute Return Fund LLC

                                             /s/ Kevin A. McCreadie
By (Signature and Title)*                    -------------------------
                                             Kevin A. McCreadie
                                             Chief Executive Officer
Date: May 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                             /s/ Kevin A. McCreadie
By (Signature and Title)*                    --------------------------
                                             Kevin A. McCreadie
                                             Chief Executive Officer
Date: May 22, 2006

                                             /s/ Scott J. Liotta
By (Signature and Title)*                    ---------------------------
                                             Scott J. Liotta
                                             Chief Financial Officer
Date: May 22, 2006
* Print the name and title of each signing officer under his or her signature.